Exhibit 10.1
                                                                   ------------



                              FIRST AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT


                  This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT dated as of November 1, 2004 (the "First Amendment"), is entered into by and among INTERSTATE BAKERIES CORPORATION, a Delaware corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower party to the Credit Agreement (as defined below) (each individually a "Subsidiary Borrower" and collectively the "Subsidiary Borrowers"; and together with the Parent Borrower, the "Borrowers"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, a New York banking corporation ("JPMCB"), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit Agreement (together with JPMCB, the "Lenders"), JPMORGAN CHASE BANK, as administrative agent (the "Administrative Agent") for the Lenders, and JPMORGAN CHASE BANK, as collateral agent (the "Collateral Agent") for the Lenders.

                                  WITNESSETH:

                  WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Collateral Agent are parties to that certain Revolving Credit Agreement dated as of September 23, 2004 (the "Credit Agreement"), pursuant to which the Lenders have made available to the Borrowers a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $200,000,000; and

                  WHEREAS, the Borrowers and the Lenders desire to amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Definitions. Capitalized terms used and not otherwise defined in this First Amendment are used as defined in the Credit Agreement.

                  Section 2. Amendments to Credit Agreement. Subject to the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

                  2.1 Clause "(n)" of the definition of Eligible Inventory set forth in Section 1.1 is hereby amended in its entirety to read as follows:
"(n) it is classified as "bakery outlet," "dry products," "Mrs. Cubbison's" or "crouton" inventory."

                  2.2 Clause "(d)" of the definition of Inventory Reserves set forth in Section 1.1 is hereby amended in its entirety to read as follows:
"(d) a reserve for amounts owing to landlords or warehousemen for Inventory stored at leased facilities or public warehouses which are not the subject of an access agreement acceptable to the Administrative Agent, in the amount of
(i) to the extent the Borrowers are able to determine the average rental expense for any such facility, the Rent Reserve, plus (ii) in all other events, the Inventory Value of the Inventory stored at such other leased facilities or public warehouses; or".

                  2.3 Section 2.23 is hereby amended by adding after the text "pursuant to Section 364(d)(1) of the Bankruptcy Code", the following: "and other than as expressly set forth in the Final Order".

                  2.4 Clause (vii) of Section 6.3 of the Credit Agreement is hereby amended in its entirety to read as follows: "(vii) obligations allowed under Section 6.15 of this Agreement."

                  2.5 Section 6.15 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           SECTION 6.15 Derivative Agreements. Other than
                  exchange-traded futures and option contracts designed to hedge against fluctuations in prices for wheat, corn, oil, fuel and other commodities used in the Borrowers' business, in each case entered into in the ordinary course of the Borrowers' business, consistent with past practices and not for speculative purposes, and for which aggregate expenditures (including, but not limited to, expenditures for brokerage commissions, exchange or clearing fees, open trade equity, futures margins and options premiums) by the Borrowers during any fiscal year shall not exceed $10,000,000, each of the Borrowers will not (and will not apply to the Bankruptcy Court for authority to), enter into any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.

                  2.6 Exhibits C-1 and C-2 attached to the Credit Agreement are hereby replaced by Exhibits C-1 and C-2 attached to this First Amendment.

                  2.7 The Schedules to the Credit Agreement are hereby amended by adding Schedules 1.1, 3.6, 3.12, 6.9, 6.10 and 6.13 attached hereto.

                  Section 3. Termination of Interim Period. Each of the Borrowers, the Lenders and the Administrative Agent hereby acknowledge and agree that the Interim Period terminated on October 22, 2004.

                  Section 4. Effectiveness. The effectiveness of this First Amendment is conditioned upon the Administrative Agent's receipt of executed counterparts of this First Amendment which, when taken together, bear the signatures of the Borrowers and each Lender (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received written confirmation from such party of execution of a counterpart hereof by such party). The "Effective Date" shall mean the first Business Day on which the foregoing condition is fully satisfied.

                  Section 5. Representations and Warranties. Each Borrower represents and warrants to the Lenders that:

                  5.1 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, the representations and warranties of the Borrowers contained in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

                  5.2 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, (i) each Borrower is in compliance with all the terms and provisions set forth in the Credit Agreement, and (ii) no Event of Default has occurred and is continuing or would result from the execution, delivery and performance of this First Amendment.

                  Section 6. Choice of Law. THIS FIRST AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

                  Section 7. Full Force and Effect. Except as specifically amended hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed. No reference to this First Amendment need be made in any instrument or document at any time referring to the Credit Agreement, and a reference to the Credit Agreement in any such instrument or document shall be deemed a reference to the Credit Agreement as amended hereby.

                  Section 8. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

                  Section 9. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this First Amendment.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and the year first written.

                                  BORROWERS:

                                 INTERSTATE BAKERIES CORPORATION


                                  By: /s/ Ronald B. Hutchison
                                      -----------------------------------------
                                  Name:   Ronald B. Hutchison
                                  Title:  Executive Vice President and
                                            Chief Financial Officer


                                  ARMOUR AND MAIN REDEVELOPMENT CORPORATION


                                  By: /s/ Ronald B. Hutchison
                                     ------------------------------------------
                                  Name:   Ronald B. Hutchison
                                  Title:  Director


                                  BAKER'S INN QUALITY BAKED GOODS, LLC


                                  By: /s/ Ronald B. Hutchison
                                     ------------------------------------------
                                  Name:   Ronald B. Hutchison
                                  Title:  Director


                                  IBC SALES CORPORATION


                                  By: /s/ Ronald B. Hutchison
                                     ------------------------------------------
                                  Name:   Ronald B. Hutchison
                                  Title:  Executive Vice President and
                                            Chief Financial Officer

                                  IBC SERVICES, LLC


                                  By: /s/ Ronald B. Hutchison
                                     ------------------------------------------
                                  Name:   Ronald B. Hutchison
                                  Title:  President


                                  IBC TRUCKING, LLC


                                  By: /s/ Ronald B. Hutchison
                                     ------------------------------------------
                                  Name:   Ronald B. Hutchison
                                  Title:  President


                                  INTERSTATE BRANDS CORPORATION


                                  By: /s/ Ronald B. Hutchison
                                     ------------------------------------------
                                  Name:   Ronald B. Hutchison
                                  Title:  Executive Vice President and
                                            Chief Financial Officer


                                  NEW ENGLAND BAKERY DISTRIBUTORS, L.L.C.


                                  By: /s/ Ronald B. Hutchison
                                     ------------------------------------------
                                  Name:   Ronald B. Hutchison
                                  Title:  Director

                                  LENDERS:

                                  JPMORGAN CHASE BANK,
                                  Individually and as Administrative Agent
                                     and Collateral Agent


                                  By:/s/ Marian W. Schulman
                                     ------------------------------------------
                                  Name:  Marian W. Schulman
                                  Title: Managing Director